UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2009
__________________

Maguire Properties, Inc.
(Exact name of registrant as specified in its charter)
__________________

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
Item 7.01	Regulation FD Disclosure.
Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 10.1	Director Stock Plan dated July 23, 2009
Exhibit 10.2	First Amendment to the Second Amended and Restated 2003 Incentive Award Plan dated July 23, 2009
Exhibit 99.1	Press release dated July 23, 2009

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Election of Director Nominees

The Maguire Properties, Inc. (the “Company”) 2009 Annual Meeting of Stockholders was held on July 23, 2009.  As previously disclosed, former directors Jonathan M. Brooks and Cyrus S. Hadidi did not stand for re-election, and the Board of Directors (the “Board”) was automatically reduced from nine to seven members as of and from the date of the 2009 Annual Meeting.  At the 2009 Annual Meeting, each of the seven director nominees, Christine N. Garvey, Michael J. Gillfillan, Nelson C. Rising, Joseph P. Sullivan, George A. Vandeman, Paul M. Watson and David L. Weinstein, was elected to serve a one-year term expiring at the 2010 Annual Meeting of Stockholders.  The results of voting at the 2009 Annual Meeting will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

Board Member Assignments

On July 23, 2009, the Board designated Mr. Watson as Chairman of the Board, succeeding Mr. Vandeman.  Also on July 23, 2009, the Board established a Finance Committee.  The function of the Finance Committee is to oversee all areas of finance for the Company and its subsidiaries, including: capital structures; equity, debt and real estate financings; capital expenditures; cash management; banking activities and relationships; investments; foreign exchange activities; tender offers; stock repurchase activities; and other financing activities.  The Finance Committee is to be made up of at least three directors selected by the Board, the majority of whom meet the independence requirements of the New York Stock Exchange and applicable policies of the Company.  The Board appointed Mr. Sullivan as Chair and Messrs. Gillfillan, Rising and Weinstein as members of the Finance Committee.  The Finance Committee Charter is located on our website at http://www.maguireproperties.com.

Revised Compensation Program for Directors

On July 23, 2009, the Board approved a revised compensation program for the Company’s non-employee directors.  Under the newly revised director compensation program:

•
Each individual who first becomes a non-employee director after the date of the Company’s 2009 Annual Meeting will be granted a nonqualified stock option to purchase 50,000 shares of the Company’s common stock (the “Common Stock”) under the Second Amended and Restated 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P., as amended (the “Incentive Plan”), on the date on which he or she initially becomes a non-employee director, as set forth in the First Amendment to the Incentive Plan.  The per share exercise price of each option will be equal to 100% of the fair market value of a share of Common Stock on the date of grant and, subject to the director’s continued service, the option will vest in equal annual installments on each of the first three anniversaries of the date of grant.  Prior to the approval of the revised program, each non-employee director was entitled to receive a grant of a nonqualified option to purchase 7,500 shares upon his or her initial election to the Board.

•
Commencing as of the 2009 Annual Meeting, each non-employee director will be granted a nonqualified stock option to purchase 45,000 shares of Common Stock under the Incentive Plan effective immediately following each annual meeting of stockholders, provided that he or she continues to serve as a non-employee director immediately following such annual meeting, as set forth in the First Amendment to the Incentive Plan.  The per share exercise price of each option will be equal to 100% of the fair market value of a share of Common Stock on the date of grant and, subject to the director’s continued service, the option will vest as described above.  Prior to the approval of the revised program, each non-employee director (including newly elected directors) was entitled to receive an annual grant of 1,000 restricted shares of common stock and a nonqualified option to purchase 5,000 shares upon his or her re-election to the Board at each annual meeting of stockholders.  Directors will no longer be entitled to receive an automatic annual grant of restricted stock.

•
For each calendar year, each non-employee director may irrevocably elect in advance to apply between ten and fifty percent of the total annual compensation otherwise payable to him or her in cash during such calendar year (including any annual retainer fee and compensation for services rendered as a member of a committee of the Board or a chair of such committee) towards the purchase of shares of Common Stock.  Solely with respect to the year ending December 31, 2009, a non-employee director may make such election with respect to the portion of compensation payable for the period beginning on October 1, 2009 and ending on December 31, 2009, provided that such election is made no later than September 30, 2009.  The elections are subject to the terms and conditions of the Maguire Properties, Inc. Director Stock Plan (the “Director Stock Plan”), which was adopted by the Board on July 23, 2009.

•	The following annual fees for Board committee members and chairs were also approved:

o	Nominating and Corporate Governance Committee Chair: $10,000;

o	Other Committee Chair (other than the Audit Committee Chair): $25,000;

o	Audit Committee membership: $5,000; and

o	Non-Executive Chairman of the Board: $45,000 (formerly $100,000).

The terms of the Company’s director compensation program otherwise remain unchanged.  In addition, the revisions to the Company’s director compensation program supersede the proposed changes to the director compensation program recommended to the Board by the Compensation Committee of the Board on June 11, 2009, as disclosed in the Company’s 2009 proxy statement (see the section entitled “Compensation of Directors – Proposed Changes to Director Compensation”).

On July 23, 2009, in connection with the Company’s revised director compensation program the Board adopted (i) the First Amendment to the Incentive Plan to reflect the changes to the grant of equity awards to non-employee directors thereunder, and (ii) the Director Stock Plan to allow non-employee directors to elect to have a portion of the annual compensation otherwise payable in cash applied to the purchase of shares of Common Stock, each as summarized above.

The foregoing summary is qualified in its entirety by reference to the full text of the Director Stock Plan and the First Amendment to the Incentive Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose.  Such information shall not be deemed incorporated by reference into any filing, regardless of any general incorporation language in such filing.

On July 23, 2009, we issued a press release regarding the election of directors at our 2009 Annual Meeting, as described above.  A copy of the press release is furnished as Exhibit 99.1 herewith.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1*	Maguire Properties, Inc. Director Stock Plan
10.2*	First Amendment to Second Amended and Restated 2003 Incentive Award Plan
99.1**	Press release dated July 23, 2009 regarding election of directors at our 2009 Annual Meeting of Stockholders
__________
*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated:     July 24, 2009